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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 22, 2000

                           SOUTHERN COMMUNITY BANCORP
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     FLORIDA
                 (State or other Jurisdiction of Incorporation)

          333-35548                                    59-3619325
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        (Commission                                   (IRS Employer
        File Number)                                Identification No.)

                 250 NORTH ORANGE AVENUE, ORLANDO, FLORIDA 32801
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including area code (407) 648-1844

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ITEM 5.  OTHER EVENTS.

         On September 25, 2000, Southern Community Bancorp ("Southern") announced that it had entered into a letter of intent (the "Letter") with Peninsula Bancorp, Inc. ("Peninsula"), with respect to the possible merger of Southern and Peninsula. Under the proposed terms of the Merger, each outstanding share of the common stock of Peninsula would be converted into the right to receive .625 shares of the common stock of Southern. The proposed transaction is valued in the aggregate at approximately $10.3 million. The consummation of the transaction contemplated by the Letter is subject to the execution and delivery of a definitive agreement, the completion of a due diligence investigation by each party, the approval of the shareholders of Peninsula and the receipt of all required regulatory approvals. The Letter will expire on December 30, 2000. In light of the foregoing, there can be no assurance that the transaction will be consummated. The transaction is expected to be completed in the first quarter of 2001.

         The forgoing summary description of the Letter and the transaction contemplated thereby is qualified in its entirety by reference to the full text of the Letter and the press release issued on September 25, 2000 jointly by Southern and Peninsula, copies of which are attached as Exhibit 2.1 and 99.1, respectively, and are incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits

                  The exhibits to this Report are the following:

                  Exhibit 2.1 Letter agreement dated September 22, 2000, by and between Southern Community Bancorp and Peninsula Bancorp, Inc.

                  Exhibit 99.1 Joint Press Release of Southern Community Bancorp and Peninsula Bancorp, Inc., dated September 25, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SOUTHERN COMMUNITY BANCORP

Date: October 2, 2000             By: /s/ Charles W. Brinkley, Jr.
                                      ------------------------------------------
                                      Charlie W. Brinkley, Jr., Chairman and CEO


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                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION
-------                    -----------
2.1                        Letter agreement dated September 22, 2000, by and
                           between Southern Community Bancorp and Peninsula
                           Bancorp, Inc.

99.1 Joint Press Release of Southern Community Bancorp and Peninsula Bancorp, Inc., dated September 25, 2000.


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